                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                     WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that Louis G. Lower II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             January 23, 1997
                                        ------------------------------
                                        Date


                                           /s/ LOUIS G. LOWER, II
                                        ------------------------------
                                        Louis G. Lower, II
                                        Chairman of the Board and
                                         Chief Executive Officer
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that Marla G. Friedman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                            January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ MARLA G. FRIEDMAN
                                        ------------------------------
                                        Marla G. Friedman
                                        Vice President
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that Kevin R. Slawin whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                            January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ KEVIN R. SLAWIN
                                        ------------------------------
                                        Kevin R. Slawin
                                        Vice President
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that Peter H. Heckman whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                           January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ PETER H. HECKMAN
                                        ------------------------------
                                        Peter H. Heckman
                                        President, Chief Operating Officer
                                          and Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that Keith A. Hauschildt whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                             January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ KEITH A. HAUSCHILDT
                                        ------------------------------
                                        Keith A. Hauschildt
                                        Assistant Vice President & Controller
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                     WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                           January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ MICHAEL J. VELOTTA
                                        ------------------------------
                                        Michael J. Velotta
                                        Vice President, Secretary, General
                                          Counsel and Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that John R. Hunter whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                            January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ JOHN R. HUNTER
                                        ------------------------------
                                        John R. Hunter
                                        Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that G. Craig Whitehead whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                          January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ G. CRAIG WHITEHEAD
                                        ------------------------------
                                        G. Craig Whitehead
                                        Senior Vice President and Director
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that Casey J. Sylla whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                          January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ CASEY J. SYLLA
                                        ------------------------------
                                        Casey J. Sylla
                                        Chief Investment Officer
                                        Glenbrook Life and Annuity Company

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACT
                    WITH MARKET VALUE ADJUSTED FIXED ACCOUNT
            "THE GLENBROOK CHOICE PLUS ANNUITY" AS FILED ON FORM S-1


     Know all men by these presents that James P. Zils whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for the Glenbrook Life and Annuity Company Contract referenced above and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                          January 23, 1997
                                        ------------------------------
                                        Date


                                         /s/ JAMES P. ZILS
                                        ------------------------------
                                        James P. Zils
                                        Treasurer
                                        Glenbrook Life and Annuity Company